SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 18, 2003
                                                          -------------

                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                 File No. 1-8989                 13-3286161
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    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                            Identification
    incorporation)                                                Number)



              383 Madison Avenue, New York, New York         10179
            --------------------------------------------------------
            (Address of principal executive offices)      (zip code)



    Registrant's telephone number, including area code:    (212) 272-2000
                                                           --------------



                                 Not Applicable
          -------------------------------------------------------------
          (former name or former address, if changed since last report)

Item 5.     Other Events
            ------------

            Filed herewith are copies of:

      (a) Opinion of Cadwalader, Wickersham & Taft LLP as to legality of the 2.875% Global Notes due 2008 to be issued by the Company.

      (b) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences described in the Prospectus Supplement, dated June 18, 2003, to the Prospectus, dated April 24, 2003 included in the Registration Statement on Form S-3 filed by the Company (Registration No. 333-104455).

      (c)   Consent of Cadwalader, Wickersham & Taft LLP.

      (d) Opinion of Cadwalader, Wickersham & Taft LLP as to legality of the 4.65% Global Notes due 2018 to be issued by the Company.

      (e) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences described in the Prospectus Supplement, dated June 18, 2003, to the Prospectus, dated April 24, 2003 included in the Registration Statement on Form S-3 filed by the Company (Registration No. 333-104455).

      (f)   Consent of Cadwalader, Wickersham & Taft LLP.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

      (a)   Financial Statements of Businesses Acquired:

            Not applicable.

      (b)   Pro Forma Financial Information:

            Not applicable.

      (c)   Exhibits:

            The following exhibits are incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-104455) as exhibits to such Registration Statement:

            5(a) Opinion of Cadwalader, Wickersham & Taft LLP as to legality of the 2.875% Global Notes due 2008 to be issued by the Company.

            5(b) Opinion of Cadwalader, Wickersham & Taft LLP as to legality of the 4.65% Global Notes due 2018 to be issued by the Company.

            8(a) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences (Included in Exhibit 5(a)).

            8(b) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences (Included in Exhibit 5(b)).

            23(c)   Consent of Cadwalader, Wickersham & Taft LLP (Included in
                    Exhibit 5(a)).

            23(d)   Consent of Cadwalader, Wickersham & Taft LLP (Included in
                    Exhibit 5(b)).

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE BEAR STEARNS COMPANIES INC.



                                       By:  /s/ Marshall J Levinson
                                          ------------------------------
                                          Marshall J Levinson
                                          Controller
                                          (Principal Accounting Officer)

Dated:  June 25, 2003

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.       Description
-----------       -----------

5(a) Opinion of Cadwalader, Wickersham & Taft LLP as to legality of the 2.875% Global Notes due 2008 to be issued by The Bear Stearns Companies Inc.

5(b) Opinion of Cadwalader, Wickersham & Taft LLP as to legality of the 4.65% Global Notes due 2018 to be issued by the Company.

8(a) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences (Included in Exhibit 5(a)).

8(b) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences (Included in Exhibit 5(b)).

23(c)             Consent of Cadwalader, Wickersham & Taft LLP (Included in
                  Exhibit 5(a)).

23(d)             Consent of Cadwalader, Wickersham & Taft LLP (Included in
                  Exhibit 5(b)).